================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

         New York                   000-01684              11-1688021
         --------                   ---------          -------------------
(State or Other Jurisdiction of   (Commission File     (I.R.S. Employer
 Incorporation or Organization)        Number)          Identification Number)


                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                                 (631) 584-5400
                                 --------------
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                              ----------------------


                              ---------------------

                                    Copy to:
                            Patrice Dowd Shenn, Esq.
                              Lamb & Barnosky, LLP
                        534 Broadhollow Road - C.S. 9034
                            Melville, New York 11747

                             ----------------------

ITEM 5. OTHER EVENTS.

      On August 6, 2001, the Board of Directors adopted a Restated Certificate of Incorporation and an Amended and Restated Bylaws. On August 10, 2001, the Restated Certificate of Incorporation was filed with the New York Secretary of State.

ITEM 7. EXHIBITS

Exhibit 3(i): Restated Certificate of Incorporation filed with the New York Secretary of State on August 10, 2001.

Exhibit 3(ii):  Amended and Restated Bylaws dated August 6, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GYRODYNE COMPANY OF AMERICA, INC.


                                        By: /s/
                                           ---------------------------------
                                            Stephen V. Maroney
                                            President, Chief Executive Officer
                                            and Treasurer

Date: August 10, 2001